UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 22, 2010
                Date of Report (Date of earliest event reported)


                                 ASPA GOLD CORP.
                     (Formerly, Renaissance Bioenergy Inc.)
             (Exact name of registrant as specified in its charter)

                  NEVADA                                         000-53435
(State or other jurisdiction of incorporation)             (Commission File No.)

                        36101 Bob Hope Dr., Suite E5-238
                         Rancho Mirage, California 92270
              (Address of principal executive offices and Zip Code)

                                  760-660-4804
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS


On November 22, 2010, Scott Pummill resigned as President and Chief Executive Officer of the Company. Mr. Pummill remains a Director of the Company.

On November 22, 2010, Ronald Yadin Lowenthal was appointed President and Chief Executive Officer of the Company.

Mr. Lowenthal is a specialist in Corporate Finance, in the structuring of IPO's and in fund raising for Mining Exploration Companies. From 1999, Mr. Lowenthal was a founding director of Incentive Holdings Ltd. and Incentive Securities Ltd, a South African based Financial Services Group. From 1982 to 1999, Mr. Lowenthal served as a financial consultant and as the compliance officer to family owned, Lowenthal & Co, a South African based Stock Broking, Corporate Finance and Fund Management company specializing in obtaining mining concessions for exploration, and obtaining and assisting a significant number of Mining and other companies with their obtaining quotations on the Johannesburg Stock Exchange. In 1971, Mr. Lowenthal earned a Masters of Business Administration degree from the Wharton Graduate Division, University of Pennsylvania, USA and in 1969 earned a Bachelor of Arts (Hons) degree in International Relations from the University of Sussex, England.

From 1972 to 1979, Mr. Lowenthal served as an International Merchant Banker with Scandinavian Bank in both London and in Singapore, Amex Bank in both London and in Hong Kong, Rothschild Intercontinental Bank in both London and in Hong Kong and with European and American Bank in New York. From 1979 to 1981, Mr. Lowenthal was involved in Diamond Mining and in Diamond Trading on an International basis.

Mr. Lowenthal's experience in mining goes back to the early 1970's, when he was working in Sierra Leone, Guinea and Burkina Faso and obtained mining concessions in gold and diamonds in these countries. Mr. Lowenthal resumed his interest in West Africa in 2006, when he was requested by an international mining company to obtain a uranium concession. As a result of this activity, Mr. Lowenthal established an office in Dakar, Senegal and Nouakchott, Mauritania and has actively pursued concessions in Senegal, Mauritania and Guinea. These activities extend from gold to iron ore, chrome and uranium. The Lowenthal family has been involved in mining activity in South Africa, Guinea, Senegal, Mauritania, over many years and, when Mr. Lowenthal returned from Asia to South Africa in 1982 when his family and others gained control of Johannesburg Mining Finance Limited, which became Consolidated Mining Corporation. This group specialized in

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gold and diamonds.  Mr. Lowenthal is presently an officer or director of Kansala
Resources SA, Senegal, Sanko Lowenthal, Mauritanie SARL, Sloane Investments, Inc., Chataprop Holdings 86 (Pty) Limited, IHL Nominees (Pty) Limited, Incentive Securities (Pty) Limited and North American Gold & Minerals Fund. He was
previously an officer or director of Faso Mining SA, Consolidated Mining Corporation Limited, West Witwatersrand Gold Holding Limited, Carrig Diamonds Limited, Hanover Capital Group plc, Anglo Dutch Life Limited, Africa Resources Investments Limited, Catwalk Investments 398 (Pty) Limited, Hanover Research
(Pty) Limited, Incentive Asset Management (Pty) Limited, Incentive Asset Traders, Incentive Corporate Finance (Pty) Limited, Incentive Holdings Limited, Rhizoid Timeline Formula Limited, Saga Lowenthal Commodities (Pty) Limited, Benoni Gold Holdings Limited, Bonte Koe Mynbou Ondernemings (Pty) Limited, Rex Mining Corporation Limited, Southern Fissures Limited, Wolfberg Mynbou (Pty) Limited, Carbon Leader Limited, Loxton Exploration (Pty) Limited, Dukes Court Shareblock Limited, Edgtech Holdings (Pty) Limited, Master Computer Bureau (Pty) Limited, Moorpark Shareblock Limited, Pick Distribution Company (Pty) Limited,
Pick  Square  (Pty)  Limited,   Pick  Technologies  (Pty)  Limited  and  Mesklip
Prospecting (Pty) Limited.

During the past ten years, Mr. Lowenthal has not been the subject of the following events:

1. A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.   Convicted  in a  criminal  proceeding  or is a named  subject  of a pending
     criminal   proceeding   (excluding   traffic  violations  and  other  minor
     offenses);

3. The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities; associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

     i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an

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     ii)  Engaging in any type of business practice; or
     iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4. The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5. Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

     i)   Any Federal or State securities or commodities law or regulation; or
     ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or
     iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange

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     Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

ITEM 8.01 OTHER EVENTS

ASSIGNMENT OF NEW CUSIP NUMBER

On November 19, 2010 the CUSIP Service Bureau assigned a new CUSIP number for the Company's common stock. The new CUSIP number is 00213A 100.

ACQUISITION OF ADDITIONAL MINERAL RIGHTS

On November 22, 2010, we entered into and closed an agreement to acquire an additional 25% (Twenty five percent) undivided interest in the 22 (Twenty two) unpatented placer mining claims included in the Oatman Gold Project (the "Oatman Gold Project Acquisition Agreement") with McIntyre & Bauman Group, LLC, Placer Petroleum, LLC and the other sellers named therein, pursuant to which the Company agreed to acquire the interest of the sellers in the unpatented mining claims, located in Mohave County, Arizona, in exchange for Twenty Eight Million (28,000,000) shares of our restricted common stock valued at the par value of US$0.00001 per share, as well as a net smelter returns royalty based on a sliding scale ranging from 1% (One percent) at a gold spot price of under US$600 (Six hundred dollars) per ounce to 4% (Four percent) at a gold price over US$1,200 (One thousand two hundred dollars) but less than US$1,500 (One thousand five hundred dollars) per ounce to 8% (Eight percent) at a gold price over US$2,400 (Two thousand four hundred dollars) per ounce and a 5% (Five percent) net profit interest. This acquisition brings our total interest in these 22 (Twenty two) unpatented placer mining claims to 50% (Fifty percent).

CHANGE IN COMPANY'S CONTACT INFORMATION

The Company has changed its telephone number to: (760) 660-4804 and its E Mail addresses to:

Corporate Actions: corporate@aspagold.com
Investor Relations: ir@aspagold.com

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Simultaneously with the closing under the Oatman Gold Project Acquisition Agreement, we issued an aggregate of 8,000,000 (Eight million) restricted shares of common stock of the Company. The securities were issued to 1 (one) non-U.S. persons (as that term as defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Simultaneously with the closing under the Oatman Gold Project Acquisition Agreement, we issued an aggregate of 20,000,000 (Twenty million) restricted shares of common stock of the Company. The securities were issued to 2 (Two) U.S. persons, as that term is defined in Regulation S of the Securities Act of 1933, relying on Section 4(2) of the Securities Act and/or Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

ITEM 9.01 EXHIBITS

10.1 Oatman Gold Project Acquisition Agreement dated November 22, 2010 among ASPA GOLD CORP., f/k/a Renaissance Bioenergy Inc., McIntyre & Bauman Group, LLC and the other sellers identified therein

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 22nd day of November, 2010.

                                      ASPA GOLD CORP.,
                                      f/k/a RENAISSANCE BIOENERGY INC.


                                      By: /s/ Ronald Yadin Lowenthal
                                          --------------------------------------
                                      Name:  RONALD YADIN LOWENTHAL
                                      Title: PRESIDENT & CEO

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